SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 12, 2003

UICI

(Exact name of registrant as specified in its charter)

Delaware	001-14953	75-2044750

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9151 Grapevine Highway, North Richland Hills TX	76180

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(817) 255-5200

Not Applicable (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

     Representatives of UICI will make a presentation to analysts and portfolio managers at the Sandler O’Neill & Partners, L.P. Insurance Conference to be held in New York City at the Grand Hyatt Hotel on Tuesday, September 16, 2003 at 9:15 AM Eastern time. The Company’s presentation will be available via an Internet webcast of the presentation at http://www.sandleroneill.com [click on “Conference Webcast"] or http://sandler.ninesteps.com/event_registration/ins2003/main.asp and via telephone conference call [1-800-239-8730 (Reference: Sandler conference)].

     A copy of a written presentation to be distributed to attendees at the conference is filed herewith as Exhibit 99.1.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

Certain statements in this report are “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those included in the forward-looking statements. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: changes in general economic conditions, including the performance of financial markets, and interest rates; competitive, regulatory or tax changes that affect the cost of or demand for the Company’s products; health care reform; the ability to predict and effectively manage claims related to health care costs; and reliance on key management and adequacy of claim liabilities.

The Company’s future results will depend in large part on accurately predicting health care costs incurred on existing business and upon the Company’s ability to control future health care costs through product and benefit design, underwriting criteria, utilization management and negotiation of favorable provider contracts. Changes in mandated benefits, utilization rates, demographic characteristics, health care practices, provider consolidation, inflation, new pharmaceuticals/technologies, clusters of high-cost cases, the regulatory environment and numerous other factors are beyond the control of any health plan provider and may adversely affect the Company’s ability to predict and control health care costs and claims, as well as the Company’s financial condition, results of operations or cash flows. Periodic renegotiations of hospital and other provider contracts coupled with continued consolidation of physician, hospital and other provider groups may result in increased health care costs and limit the Company’s ability to negotiate favorable rates. Recently, large physician practice management companies have experienced extreme financial difficulties, including bankruptcy, which may subject the Company to increased credit risk related to provider groups and cause the Company to incur duplicative claims expense. In addition, the Company faces competitive pressure to contain premium prices. Fiscal concerns regarding the continued viability of government-sponsored programs such as Medicare and Medicaid may cause decreasing reimbursement rates for these programs. Any limitation on the Company’s ability to increase or maintain its premium levels, design products, implement underwriting criteria or negotiate competitive provider contracts may adversely affect the Company’s financial condition or results of operations.

The Company’s Academic Management Services Corp. business could be adversely affected by changes in the Higher Education Act or other relevant federal or state laws, rules and regulations and the programs implemented thereunder may adversely impact the education credit market. In addition, existing legislation and future measures by the federal government may adversely affect the amount and nature of federal financial assistance available with respect to loans made through the U.S. Department of Education. Finally the level of competition currently in existence in the secondary market for loans made under the Federal Loan Programs could be reduced, resulting in fewer potential buyers of the Federal Loans and lower prices available in the secondary market for those loans.

Item 7. Financial Statements and Exhibits

Exhibit 99.1	Presentation to be made at Sandler O’Neill & Partners, L.P. Insurance Conference on Tuesday, September 16, 2003 at 9:15 AM, Eastern time.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UICI (Registrant)

Date	September 12, 2003	By	/s/ Mark D. Hauptman Mark D. Hauptman Vice President and Chief Financial Officer

Exhibit Index

EXHIBIT NUMBER	DESCRIPTION

99.1	Presentation to be made at Sandler O’Neill & Partners, L.P. Insurance Conference to be held in New York City on Tuesday, September 16, 2003 at 9:15 AM Eastern time.